                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

     Filed by registrant [X]
     Filed by a party other than the registrant [ ]
     Check the appropriate box:
     [ ] Preliminary proxy statement       [ ] Confidential, For Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2)
     [X] Definitive proxy statement
     [ ] Definitive additional materials
     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                           Abacus Direct Corporation
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                (Name of Registrant as Specified in its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):
     [X] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     1) Title of each class of securities to which transaction applies:

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     2) Aggregate number of securities to which transaction applies:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     4) Proposed maximum aggregate value of transaction:

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     5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials:

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount previously paid:

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     2) Form, schedule or registration statement No.:

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     3) Filing party:

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     4) Date filed:

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

                           ABACUS DIRECT CORPORATION

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 4, 1999

To our Stockholders:

     You are cordially invited to attend the annual meeting of the stockholders, or any adjournments or postponements thereof (the "Meeting"), of Abacus Direct Corporation (the "Company"), which will be held on June 4, 1999 at 9:30 a.m.
(EST), at The Rihga Royal Hotel, 151 West 54th Street, New York, New York, for the following purposes:

          1. To elect five directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified (Proposal 1);

          2. To consider and vote upon a proposal to ratify and approve the 1999 Stock Incentive Plan of the Company (Proposal 2);

          3. To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors for the fiscal year ending December 31, 1999 (Proposal 3); and

          4. To transact such other business as may properly be brought before the Meeting.

     Stockholders of record at the close of business on April 16, 1999 shall be entitled to notice of and to vote at the Meeting. A copy of the Annual Report of the Company for the fiscal year ended December 31, 1998 is being mailed to stockholders simultaneously herewith.

     YOU ARE INVITED TO ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO BE PRESENT, KINDLY COMPLETE AND SIGN THE ENCLOSED PROXY EXACTLY AS YOUR NAME APPEARS ON YOUR STOCK CERTIFICATES, AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE SO THAT YOUR VOTE CAN BE RECORDED.

                                            By order of the Board of Directors

                                            Carlos E. Sala
                                            Secretary

April 30, 1999
Broomfield, Colorado

                           ABACUS DIRECT CORPORATION
                            11101 WEST 120TH AVENUE
                           BROOMFIELD, COLORADO 80021

                                PROXY STATEMENT

     Your proxy is solicited by the Board of Directors (the "Board" or "Board of Directors") of Abacus Direct Corporation (the "Company") for use at the annual meeting of stockholders, or any adjournment or postponement thereof, to be held on Friday, June 4, 1999 (the "Meeting") at 9:30 a.m. (EST), at The Rihga Royal Hotel, 151 West 54th Street, New York, New York, for the purposes set forth in the attached Notice of Meeting. This Proxy Statement and form of proxy are being mailed to stockholders on or about April 30, 1999.

     Any stockholder giving a proxy may revoke it at any time prior to its use at the Meeting by giving written notice of revocation to the Secretary of the Company; mere attendance at the Meeting, without such notice, will not revoke the proxy. Properly executed proxies will be voted in the manner directed by a stockholder and, if no direction is made, will be voted FOR the election of each of the five management nominees for election as directors (Proposal 1), FOR the ratification and approval of the adoption of the 1999 Stock Incentive Plan of the Company (the "1999 Plan") (Proposal 2) and FOR the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors (Proposal 3).

     The Board of Directors does not intend to present at the Meeting any matters other than those set forth in this Proxy Statement, nor does the Board of Directors know of any other matters which may come before the Meeting. However, if any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote it in accordance with their judgment.

     As of April 16, 1999, the record date fixed for the determination of stockholders entitled to notice of and to vote at the Meeting, there were outstanding 9,878,871 shares of the Company's common stock, par value $.001 per share (the "Common Stock") which is the only outstanding class of voting securities of the Company. Each outstanding share of Common Stock is entitled to one vote on each matter to be voted upon.

     The By-laws of the Company provide that stockholders holding one-third of the shares of Common Stock shall constitute a quorum at meetings of the stockholders. Shares represented in person or by proxy as to any matter will be counted toward the fulfillment of a quorum. The affirmative vote of a plurality of the votes cast in person or by proxy is necessary for the election of directors (Proposal 1). The affirmative vote of a majority of the votes cast in person or by proxy is necessary for the approval of the ratification of the adoption of 1999 Plan (Proposal 2) and the ratification of the appointment of independent auditors (Proposal 3).

     Votes at the Meeting will be tabulated by an independent inspector of election appointed by the Company or the Company's transfer agent. Since the affirmative vote of a plurality of votes cast is required for the election of directors, abstentions and "broker non-votes" will have no effect on the outcome of such election. Since the affirmative vote of a majority of the votes cast is necessary for the approval of the ratification and approval of the adoption of the 1999 Plan (Proposal 2) and the ratification of the appointment of independent auditors (Proposal 3), an abstention will have the same effect as a negative vote, but "broker non-votes" will have no effect on the outcome of the vote.

     Brokers holding shares for beneficial owners must vote those shares according to the specific instructions they receive from beneficial owners. If specific instructions are not received, brokers may be precluded from exercising their discretion, depending on the type of proposal involved. Shares as to which brokers have not exercised discretionary authority or received instructions from beneficial owners are considered "broker non-votes."

     Only stockholders of record at the close of business on April 16, 1999 will be entitled to vote at the Meeting or any adjournment or postponement thereof.

     IT IS DESIRABLE THAT AS LARGE A PROPORTION AS POSSIBLE OF THE STOCKHOLDERS' INTERESTS BE REPRESENTED AT THE MEETING. THEREFORE, EVEN IF YOU INTEND

TO BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO SIGN AND RETURN THE ENCLOSED PROXY TO ENSURE THAT YOUR STOCK WILL BE REPRESENTED. IF YOU ARE PRESENT AT THE MEETING AND DESIRE TO DO SO, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON BY GIVING WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY. PLEASE RETURN YOUR EXECUTED PROXY PROMPTLY.

                           STOCK OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth as of April 16, 1999 (i) the name, address and holdings as to each person (including any "group" as defined in Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) known by the Company to be the beneficial owner of more than five percent of the Common Stock, and (ii) the beneficial ownership of Common Stock of each of the executive officers and directors of the Company and all executive officers and directors of the Company as a group.

NAME AND ADDRESS OF                                           AMOUNT AND NATURE OF
BENEFICIAL OWNER                                              BENEFICIAL OWNERSHIP   PERCENT OF CLASS
-------------------                                           --------------------   ----------------
Pilgrim Baxter & Associates, Ltd.(1)........................        833,479                8.4%
  825 Duportail Road
  Wayne, PA 19087
Citigroup, Inc.(2)..........................................        613,505                6.2%
  153 East 53rd Street
  New York, NY 10043
Nicholas Applegate Capital Management(3)....................        549,400                5.6%
  600 West Broadway
  San Diego, CA 92101
Putnam Investments Inc.(4)..................................        492,387                5.0%
  One Post Office Square
  Boston, MA 02109
M. Antony White(5)..........................................        635,500                6.3%
  One Rockefeller Plaza
  New York, New York 10020
Daniel C. Snyder(6).........................................        228,069                2.3%
Carlos E. Sala(7)...........................................         95,750                1.0%
Frank Kenny(8)..............................................         13,000                  *
Antony H. Lee(9)............................................         10,000                  *
Robert L. North(10).........................................              0                  *
Christopher M. Dice(11).....................................              0                  *
All executive officers and directors as a group (7                  982,319                9.5%
  persons)..................................................

---------------

  *  Less than one (1%) percent

 (1) Based upon information supplied by Pilgrim Baxter & Associates, Ltd.

 (2) Based upon information supplied by Citigroup, Inc.

 (3) Based upon information supplied by Nicholas Applegate Capital Management.

 (4) Based upon information supplied by Putnam Investments, Inc., ("PI") on behalf of Marsh and McLennan Companies, Inc. ("MMC") Putnam Investment Management, Inc. ("PIM") and The Putnam Advisory Company, Inc. ("PAC"). PI, a wholly owned subsidiary of MMC, owns PIM, investment advisors to the Putnam family of mutual funds and PAC, investment advisor to Putnam's institutional clients.

 (5) Includes (i) presently exercisable options to purchase 130,000 shares of Common Stock, of which 43,200 shares are subject to certain repurchase rights of the Company in the event Mr. White's employment with the Company ceases, and (ii) 38,500 shares of Common Stock owned by the White Family Charitable Foundation, Inc., of which Mr. White disclaims beneficial ownership. Excludes options to purchase 79,000 shares of Common Stock which are not exercisable within 60 days of the date hereof.

 (6) Comprised of presently exercisable options to purchase 228,069 shares of Common Stock, of which 178,327 shares are subject to certain repurchase rights of the Company in the event Mr. Snyder's employment with the Company ceases. Excludes options to purchase 37,301 shares of Common Stock which are not exercisable within 60 days of the date hereof.

 (7) Comprised of presently exercisable options to purchase 95,750 shares of Common Stock. Excludes options to purchase 190,250 shares which are not exercisable within 60 days of the date hereof.

 (8) Comprised of presently exercisable options to purchase 13,000 shares of Common Stock, exercisable within 60 days of the date hereof. Excludes options to purchase 10,844 shares of Common Stock which are not exercisable within 60 days of the date hereof.

 (9) Comprised of presently exercisable options to purchase 10,000 shares of Common Stock. Excludes options to purchase 10,844 shares of Common Stock which are not exercisable within 60 days of the date hereof.

(10) Excludes options to purchase 7,844 shares which are not exercisable within 60 days of they date hereof.

(11) Excludes options to purchase 148,000 shares of Common Stock which are not exercisable within 60 days of the date hereof.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

     The By-laws of the Company provide that the Company shall have between two and twelve directors, with such number to be fixed by the Board of Directors. Effective at the time and for the purposes of the Meeting, the number of directors of the Company, as fixed by the Board of Directors pursuant to the By-laws of the Company, is five.

     Unless otherwise specified, each proxy received will be voted for the election as directors of the five nominees named below to serve until the next annual meeting of stockholders and until their successors shall have been duly elected and qualified. Each of the nominees has consented to be named a nominee in the Proxy Statement and to serve as a director if elected. Should any nominee become unable or unwilling to accept a nomination or election, the persons named in the enclosed proxy will vote for the election of a nominee designated by the Board of Directors or will vote for such lesser number of directors as may be prescribed by the Board of Directors in accordance with the By-laws of the Company.

     The following persons have been nominated as directors:

     M. Anthony White, 49, has served as Chairman of the Board, Chief Executive Officer and a director of the Company since he co-founded the Company in May 1989. Mr. White served as Senior Vice President -- Marketing and General Manager of National Demographics and Lifestyles, a consumer database company, from January 1982 through January 1990. Mr. White also serves on the Board of Directors of the Direct Marketing Association ("DMA"). Mr. White holds a B.A. degree in Economics and Social Studies from Trinity College in Dublin.

     Daniel C. Snyder, 51, has served as President -- New Markets and
Chairman -- Abacus Europe of the Company since October 1998 and as a director of the Company since July 1995. Prior to October 1998, Mr. Snyder served as President and Chief Operating Officer of the Company since July 1995. Mr. Snyder served as Senior Vice President and General Manager of the direct insurance business unit of Providian Corporation, a financial services company, from August 1990 to June 1995. Prior to that, Mr. Snyder served in various management positions with Equifax, Inc. a consumer information company, from 1970 to 1990, most recently as Vice President -- Equifax Marketing Services, Inc. Mr. Snyder holds a degree in Business Administration from Sinclair College.

     Frank Kenny, 55, has served as a director of the Company since December 1989. Mr. Kenny has served as Managing Partner of Delta Partners Ltd., a venture capital firm, since June 1994. Mr. Kenny has served as Managing Partner of Beta Partners, Inc., a venture capital firm, since 1987. Mr. Kenny also serves on the Board of Directors of Vivid Technologies, Inc. Mr. Kenny holds an M.B.A. degree from the University of Chicago.

     Antony H. Lee, 43, has served as a director of the Company since October, 1996. Mr. Lee has served as President and a director of Distribution Associates, Inc. (formerly known as National Catalog Corporation), a catalog fulfillment and warehousing company, since he founded the company in 1995. Mr. Lee served as President and a director of Aegis Safety Holdings Inc., a direct marketer and retailer of safety products, from its founding in 1989 until it was sold in 1995. Mr. Lee holds a Bachelor of Laws degree from the University of London, King's College.

     Robert North, 63, has served as a director of the Company since September, 1998. Mr. North has served as President, Chief Executive Officer and a director of HNC Software, Inc. ("HNC"), a predictive software solutions company, since June 1987. Mr. North also serves as a director of Peerless Systems Corp. and as director of Digital Insight. For 21 years prior to joining HNC, he was a senior executive for TRW, Inc., most recently as Vice President and General Manager of the Electronics Systems Group. Mr. North holds B.S. and M.S. degrees in electrical engineering from Stanford University.

                       EXECUTIVE OFFICERS OF THE COMPANY

NAME                                                       POSITION WITH THE COMPANY
----                                                       -------------------------
M. Anthony White..........................  Chairman of the Board and Chief Executive Officer
Christopher M. Dice.......................  President and Chief Operating Officer
Carlos E. Sala............................  Senior Vice President -- Finance, Chief Financial
                                            Officer, Secretary and Treasurer
Daniel C. Snyder..........................  President -- New Markets and Chairman -- Abacus Europe

     See the table of nominees for election as directors for biographical data with respect to Messrs. White and Snyder.

     Christopher M. Dice, 48, has served as President and Chief Operating Officer of the Company since October 1998. Mr. Dice served as President of ImageSoft Technologies, a Fiserv image and document management company, from 1995 to 1998. Mr. Dice served in various positions with First Financial Management Corp. from 1985 through 1995 most recently as Executive Vice President -- Financial Services. Mr. Dice holds B.A. and M.B.A. degrees from the University of Colorado.

     Carlos E. Sala, 39, has served as Senior Vice President -- Finance, Chief Financial Officer, Secretary and Treasurer of the Company since May 1997. Mr. Sala served in various positions with Dal Tile International Inc., a building products company, from 1990 through April 1997, most recently as Executive Vice President -- Finance and Chief Financial Officer. Prior to that, Mr. Sala served in various positions with Ernst & Young, an accounting firm, from 1984 to 1991, most recently as a Manager -- Mergers and Acquisitions. Mr. Sala is a Certified Public Accountant and holds a B.A. degree in finance and accounting from the University of Georgia.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth, for the fiscal years ended December 31, 1998, 1997 and 1996, compensation paid by the Company to the Chief Executive Officer and to each of the other executive officers (the "named executive officers") of the Company who served in such capacities during fiscal year 1998, and whose total compensation, including salary, bonuses, stock options and certain other compensation, exceeded $100,000.

                                      ANNUAL COMPENSATION        LONG TERM COMPENSATION
                                     ---------------------   -------------------------------
                                                                              ALL OTHER
NAME AND PRINCIPAL POSITION   YEAR   SALARY($)    BONUS($)   OPTIONS(#)   COMPENSATION($)(1)
---------------------------   ----   ---------    --------   ----------   ------------------
M. Anthony White,...........  1998   $330,000     $282,849     38,000          $15,341
  Chairman of the Board       1997   $300,000     $200,564     25,000          $52,230(2)
  and Chief Executive
     Officer                  1996    262,885      253,606    108,000           10,591
Daniel C. Snyder,...........  1998   $275,000     $235,706     23,000          $18,029
  President -- New Markets    1997    250,000      166,663     18,000           17,944
  and Chairman -- Abacus      1996    212,885      206,442         --           10,693
  Europe(6)
Carlos E. Sala,.............  1998   $253,000     $216,872     23,000          $26,297(5)
  Senior Vice President --    1997    144,782(3)   154,770    300,000           17,896(4)
  Finance, Chief Financial
  Officer, Secretary and
  Treasurer

---------------

(1) The Company provides each of Messrs. White, Snyder and Sala with certain group life, health, medical and other non-cash benefits generally available to all salaried employees and not included in this column pursuant to the rules promulgated under the Exchange Act. The amounts shown include (i) matching contributions by the Company for each of Messrs. White and Snyder under the Company's 401(k) retirement savings plan maintained by the Company, and (ii) Insurance premiums paid by the Company on behalf of each of Messrs. White, Snyder and Sala under term life and disability insurance plans that the Company provides for certain key employees.

(2) Includes forgiveness of indebtedness to the Company of an aggregate of $37,500.

(3) Mr. Sala's employment by the Company commenced in May 1997. His annualized salary for the year ended December 31, 1997 was $230,000.

(4) Includes $17,006 in moving and relocation expenses paid by the Company to Mr. Sala.

(5) Includes $20,492 in moving and relocation expenses paid by the Company to Mr. Sala.

(6) Through December 1998, Mr. Snyder served as the Company's President and Chief Operating Officer.

OPTIONS GRANTED IN FISCAL 1998

     The following information is furnished for the fiscal year ended December 31, 1998 with respect to the Company's Chief Executive Officer and each of the other named executive officers of the Company, for stock options granted during such fiscal year.

                                                                                  POTENTIAL REALIZABLE VALUE AT
                            NUMBER OF     PERCENT OF                                 ASSUMED ANNUAL RATES OF
                            SECURITIES   TOTAL OPTIONS                            STOCK PRICE APPRECIATION FOR
                            UNDERLYING    GRANTED TO     EXERCISE                          OPTION TERM
                             OPTIONS     EMPLOYEES IN    PRICE PER   EXPIRATION   -----------------------------
NAME                        GRANTED(1)    FISCAL 1998      SHARE        DATE           5%              10%
----                        ----------   -------------   ---------   ----------   -------------   -------------
M. Anthony White..........    38,000           9%         $44.06       4/7/08      $1,053,017      $2,668,553
Daniel C. Snyder..........    23,000           6%         $44.06       4/7/08      $  637,353      $1,615,177
Carlos E. Sala............    23,000           6%         $44.06       4/7/08      $  637,353      $1,615,177

---------------

(1) Such options have a term of 10 years and were granted under the Company's Amended and Restated 1996 Stock Incentive Plan, as amended (the "1996 Plan"). Such options become exercisable in four equal annual installments commencing the first anniversary of the date of grant. The exercise price per share of such options is the fair market value per share on the date of grant.

AGGREGATED OPTION EXERCISES IN FISCAL 1998 AND FISCAL YEAR END OPTION VALUES

     The following information is furnished for the fiscal year ended December 31, 1998 with respect to the Company's Chief Executive Officer and each of the other named executive officers of the Company for stock option exercises during such fiscal year.

                                                        NUMBER OF SECURITIES      VALUE OF UNEXERCISED IN THE
                                                       UNDERLYING UNEXERCISED          MONEY OPTIONS AT
                                                       OPTIONS AT 12/31/98(#)             12/31/98($)
                            SHARES                    -------------------------   ---------------------------
                         ACQUIRED ON       VALUE                       NON-                          NON-
NAME                     EXERCISE (#)   REALIZED($)   EXERCISABLE   EXERCISABLE   EXERCISABLE    EXERCISABLE
----                     ------------   -----------   -----------   -----------   ------------   ------------
M. Anthony White.......          0               0      114,250        56,750      $4,610,400     $  504,606
Daniel C. Snyder.......    112,500      $4,899,600      217,819        36,500      $9,623,570     $  357,051
Carlos E. Sala.........     60,000      $1,503,125       15,000       248,000      $  288,750     $4,364,301

EMPLOYMENT AGREEMENTS

     The Company has entered into employment agreements (the "Employment Agreements"), with each of M. Anthony White, Daniel C. Snyder, Carlos E. Sala and Christopher M. Dice (the "Executives") which became effective October 2, 1996, October 2, 1996, May 19, 1997 and October 26, 1998, respectively. Each of the Employment Agreements has an initial term of one year and provides for automatic renewal for up to three additional one year periods, unless the Company or the Executive elects to terminate his Employment Agreement by written notice. The Employment Agreements provide for initial annual base salaries for each of Messrs. White, Snyder, Sala and Dice of $300,000, $250,000, $230,000 and $225,000, respectively, with future increases based on increases in the consumer price index or by such higher amount as determined by the Board of Directors. The Employment Agreements also provide that each Executive may be granted a bonus of up to fifty percent (50%) of the Executive's base salary based on the Company's financial performance, and any additional bonus the Board of Directors may deem appropriate. The Company may terminate each of the Employment Agreements for disability or with or without cause. Each Executive may terminate his Employment Agreement in the event of (i) a material breach of the Employment Agreement by the Company, (ii) the Executive's removal from his current position without cause, or (iii) "a change in control" of the Company. In the event the Company terminates an Executive's employment for a reason other than disability or cause, or if the Executive terminates his employment as set forth above, or if the respective Employment Agreement is not renewed, such Executive will be entitled to receive a payment equal to the annual base salary then in effect and the bonus amount the Executive would have been eligible for on the date of the termination. Under the Employment Agreements, "change in control" of the Company means (i) the acquisition by any person of beneficial ownership of forty percent (40%) or more of the voting stock of the Company or (ii) the approval by the Board of Directors of a sale of all or substantially all of the assets of the Company unless the Executive is a member of the Board of Directors who affirmatively votes in favor of such sale transaction resulting in the "change of control."

     On December 3, 1998, the Company entered into a Letter Agreement with Daniel C. Snyder providing for the change of Mr. Snyder's job title to "President -- New Markets and Chairman-Abacus Europe". In addition, the Company and Mr. Snyder acknowledged that pursuant to certain option agreements between the Company and Mr. Snyder, the Company has certain repurchase rights, which terminate in 20% increments (each such 20% increment, a "Repurchase Share") on each anniversary of the date of grant. The Letter Agreement also provides that in the event the Company terminates the Employment Agreement with Mr. Snyder for any reason other than for Cause, as defined in such Employment Agreement, prior to September 15, 1999, the Company will be deemed to have waived a pro rata portion of the Repurchase Share which would have terminated on September 15, 1999, based upon the amount of time that Mr. Snyder was employed by the Company during the twelve (12) month period ending on such date.

     On January 7, 1999, the Company entered into agreements (the "Amendments") which amend each of the Employment Agreements with Messrs. M. Anthony White, Daniel C. Snyder, Carlos E. Sala and Christopher M. Dice. The Amendments amend the Agreements to provide that if the Executives' employment with the Company shall be terminated by the Executive or by the Company upon or within four (4) months following a "change in control", then the Executives' shall be entitled to receive, among other things, a lump-sum severance payment in an amount equal to the sum of (x) twenty-four (24) months of the base salary then in effect and
(y) an amount equal to two (2) times any incentive compensation earned by the Executive in the most recently completed fiscal year of the Company.

     On January 7, 1999, the Company entered into Omnibus Amendments to the Stock Option Agreements of each of the M. Anthony White and Daniel C. Snyder, which generally provide that, in the event of a change in control, as defined in the 1996 Plan, of the Company, (i) any options issued to Messrs. White and Snyder, as the case may be, pursuant to agreements under the 1996 Plan shall immediately vest and become exercisable by such Executive with respect to one hundred percent (100%) of the shares subject to such options, and (ii) notwithstanding anything to the contrary contained in any agreements (the "1989 Plan Agreements") entered into with M. Anthony White and Daniel C. Snyder relating to options issued under the 1989 Plan, the Company would agree to waive its right to repurchase any and all of the shares that may or may have been acquired by such Executive pursuant to the exercise of options issued pursuant to the 1989 Plan Agreements.

     On January 7, 1999, the Company entered into Omnibus Amendments to the Stock Option Agreements of Carlos E. Sala, which generally provides that, in the event of a Change in Control, as defined in the 1996 Plan, of the Company, any options issued to Mr. Sala pursuant to agreements under the 1996 Plan shall immediately vest and become exercisable by Mr. Sala with respect to one hundred percent (100%) of the shares subject to such options.

     The Company is the beneficiary of a $1.5 million key man life insurance policy with respect to each of Messrs. White and Snyder.

STOCK OPTION PLANS

  Amended and Restated 1989 Stock Option Plan

     The Company adopted an Amended and Restated 1989 Stock Option Plan (the "1989 Plan") for officers, directors, employees, and consultants of the Company in March 1989. As of April 16, 1999, ten year options under the 1989 Plan to purchase an aggregate of 415,793 shares of the Common Stock at a weighted average exercise price of $3.50 per share were outstanding. The Company has determined not to grant further options under the 1989 Plan. Options granted to employees pursuant to the 1989 Plan may either be Incentive Stock Options ("ISOs") that qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or nonqualified stock options ("NQSOs"). The 1989 Plan is administered by the Board of Directors and provides that the Board may determine the exercise price provided that such price may not be less than the fair market value of the Common Stock on the date of grant.

     The options granted under the 1989 Plan vest either (i) in either four or five equal annual installments commencing on the first anniversary of the date of grant, or (ii) immediately, subject to repurchase at the exercise price of any shares purchased upon exercise in the event of termination of the optionee's employment with the Company (other than due to death or disability). The Company's repurchase right is reduced by either twenty percent (20%) or twenty five percent (25%) on each anniversary of the grant date. The options may be exercised either by payment in cash of the exercise price or, at the discretion of the Board, by tendering shares of Common Stock having a fair market value equal to the option exercise price.

  Amended and Restated 1996 Stock Incentive Plan, As Amended

     The Company has adopted the 1996 Plan for officers, directors, employees, and consultants of the Company and its subsidiaries in August 1996. The 1996 Plan authorizes the issuance of up to 1,100,000 shares of Common Stock. The 1996 Plan provides for its administration by either a committee of two or more outside directors or the Board of Directors (the "96 Plan Administrator"). In general, the 96 Plan Administrator, in its sole discretion, determines which eligible employees, officers, directors and consultants of the Company and its subsidiaries may participate in the 1996 Plan and the type, extent and terms of the equity-based awards to be granted to them. In the event of a change in control, as defined in the 1996 Plan, all options will become immediately vested and exercisable and the restrictions with regard to restricted stock will lapse unless the 96 Plan Administrator reasonably determines in good faith, prior to the occurrence of the change in control, that the options will be honored or assumed, or new rights substituted therefor. Options granted to employees may either be ISOs or NQSOs. Each option has a maximum term of ten years from the date of the grant, subject to early termination. The 96 Plan Administrator may determine the exercise price provided that such price may not be less than the fair market value of the Common Stock on the date of grant. At the discretion of the 96 Plan Administrator, the exercise price of the options may be paid in cash or by tendering of shares of Common Stock having a fair market value equal to the exercise price of such option.

     The 1996 Plan provides for the automatic grant to each of the Company's non-employee directors of options, which have a ten (10) year term to purchase
(i) 8,000 shares of Common Stock on the date of the Company's annual meeting of stockholders, 4,000 of which become exercisable on the six month anniversary of the date of grant and 4,000 of which become exercisable in four equal annual installments commencing the first anniversary of the date of grant, and (ii) 4,000 shares of Common Stock simultaneously with the commencement of service as a director, which become exercisable in four equal annual installments commencing the first anniversary of the date of grant. The options have an exercise price equal to the fair market value of the Common Stock on the date of grant. Options granted to non-employee directors do not qualify as ISOs within the meaning of 422A of the Code.

     As of April 16, 1999, 248 persons have been granted 10-year options under the 1996 Plan to purchase an aggregate of 1,160,113 shares of Common Stock (including options to purchase an aggregate of 60,113 shares which were canceled and subsequently regranted) at a weighted average exercise price of $34.98 per share, of which options to purchase 991,736 shares of Common Stock are currently outstanding. The closing price of the Common Stock as traded on the Nasdaq National Market System on April 16, 1999 was $73.25.

  1999 Stock Incentive Plan

     See Proposal 2.

OTHER

     The Company does not currently maintain a pension plan or other actuarial retirement plan for its named executive officers. The Company does not currently maintain any long term incentive plans. The Company's named executive officers are eligible to participate in benefit plans which are generally available to the Company's employees, including a 401(k) savings plan and the health and life insurance programs.

COMPENSATION OF DIRECTORS

     Directors who are full-time employees of the Company receive no additional compensation for service as directors. During the fiscal year ended December 31, 1998, each non-employee director received a formula award grant of 8,000 options under the 1996 Plan. In addition, during the fiscal year ended December 31, 1998, each non-employee director was paid a fee of $2,500 for each Board meeting and $1,500 for each Committee meeting attended. All directors are reimbursed for all reasonable expenses incurred on behalf of the Company.

     Antony H. Lee, a director, provided certain consulting services to the Company during the fiscal year ended December 31, 1998, and was paid $15,000 in consulting fees by the Company during such year.

REPORT ON EXECUTIVE COMPENSATION BY THE COMPENSATION COMMITTEE

  Compensation Policy

     The Compensation Committee is responsible for setting and administering the policies which govern annual executive salaries, raises and bonuses and the award of stock options (in the case of options to be granted under the Company's stock option plans, such responsibility is limited to the recommendation of awards to the Company's Board of Directors). The Compensation Committee is currently composed of three members, two of whom Mr. Kenny and Mr. Lee are non-employee directors, and one of whom, Mr. White, is the Chairman of the Board and Chief Executive Officer of the Company.

     The policy of the Compensation Committee is to provide compensation to the Chief Executive Officer and the Company's other executive officers reflecting the contribution of such executives to the Company's growth in sales and earnings, the implementation of strategic plans consistent with the long term growth objectives of the Company and the enhancement of shareholder value as reflected in the growth of the Company's market capitalization. Contributions to specific Company objectives, including the expansion of the Abacus database, increase in revenues from new and existing members of the Abacus Alliance and the development of new product and market opportunities are evaluated in setting compensation policy. Growth in sales and earnings are the primary factors in consideration of compensation at the senior executive levels. Executive compensation decisions have traditionally been made on a calendar year basis.

     The Company's compensation program consists of base salary, bonus and long term incentive compensation comprised exclusively of the award of stock options under the Company's incentive stock option plans.

  Company Performance and CEO Compensation

     Executive compensation for the fiscal year ended December 31, 1998 consisted of base salary, an annual bonus and the award of stock options. The base salary paid to each of the executive officers of the Company during 1998 was in accordance with written employment agreements described herein under "Employment Agreements." The Compensation Committee met in January 1998 to establish a bonus policy of the Company based upon the achievement of net income objectives during 1998. The Compensation Committee met once in 1999 to review the financial results of the Company and its executive bonus compensation for the calendar year ended December 31, 1998 based upon the previously established bonus policy. The Compensation Committee had requested, and management had prepared, data relating to operating and financial goals and achievements (and specifically relating to sales growth, earnings growth, membership growth of the Abacus Alliance (the Company's cooperative database), the progress of development of other market and product opportunities and the Company's market capitalization). In addition, the Compensation Committee requested information concerning proposed increases in compensation of the Company's employees generally and comparable companies.

     The Compensation Committee noted that for the year ended December 31, 1998, the Company's sales grew by approximately 52% over the comparable period of the prior year and net income grew by approximately 52% over the comparable period of the prior year. The Compensation Committee also noted that the growth of sales and net income was substantially in excess of those being achieved by other publicly held companies in the direct marketing industry and by other publicly held companies of comparable size.

     The Compensation Committee further noted the achievement of the following strategic objectives during calendar year 1998: the significant expansion of the Abacus Alliance, the development of direct marketing initiatives outside of the consumer catalogue industry and the achievement of strong profitability while supporting rapid growth. In addition, the Board noted that the Company's employees generally were awarded raises averaging approximately 13% including certain adjustments made to reflect promotions or prevailing market conditions. The Board then noted that the compensation of the CEO and the other executive officers of the Company were reflective of the Company's performance and were comparable to that at other public companies exhibiting strong growth and profitability.

     The Compensation Committee considered the foregoing factors with particular emphasis upon the growth in sales and earnings and increases proposed by management for the Company's employees generally.

The Compensation Committee, therefore, concluded that bonuses proposed for each of the CEO and the other executive officers were justified. Based upon the foregoing, the Compensation Committee approved a bonus for Mr. White in the amount of $282,849, in accordance with the annual bonus policy of the Company and based upon the achievement of net income objectives during 1998.

     During fiscal 1998, the Board awarded stock options to Mr. White and the other executive officers named in the table set forth at "Options Granted in Fiscal 1998" in the amounts set forth therein. The Board determined to continue the Company's long-standing policy of utilizing the award of stock options, which provide value to the executive over time as growth in the market price of the Company's shares reflects the successful achievement of the Company's business objectives and increases in value for stockholders, to identify the success of the Company's executives with the growth in equity value to the Company's stockholders. The size of the awards made were determined based upon the level of management responsibility of the various executive officers, their respective prior and anticipated contribution to the achievement of the performance objectives described above and the Committee's view of an appropriate equity position to be maintained by the Company's executive officers in light of the Company's market capitalization.

     The Committee has considered the potential impact of Section 162(m) of the Code on executive compensation. Section 162(m) disallows a tax deduction for any publicly-held corporation for individual compensation exceeding $1 million in any tax year for any executive officer, unless compensation is based on performance and satisfies certain other requirements. The Company maintains executive cash compensation below the $1 million threshold, and the Company believes that any options granted under the Plan to any of its executive officers will qualify as performance-based compensation, to the extent that any of the same may result in compensation in excess of the threshold. Consequently, the Committee does not believe that Section 162(m) will have any impact on the deductibility to the Company of any compensation paid to executive officers. The Committee, however, reserves the right to award non-deductible compensation in circumstances they deem appropriate. Because of uncertainty as to the application and interpretation of Section 162(m), no assurance can be given that compensation intended by the Company to satisfy the requirements for deductibility under Section 162(m), does in fact do so.

                                            COMPENSATION COMMITTEE
                                            OF THE BOARD OF DIRECTORS

                                            Frank Kenny
                                            Antony H. Lee
                                            M. Anthony White

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     M. Anthony White, the Company's Chairman of the Board and Chief Executive Officer, is a member of the Compensation Committee of the Board and participated in deliberations concerning executive compensation. Mr. White abstained from voting with respect to his own compensation.

                               PERFORMANCE GRAPH

     The graph below compares the cumulative total shareholder return on the Common Stock since the initial public offering of the Common Stock ("IPO") with the cumulative total return on the Nasdaq US Index and the Nasdaq Computer and Data Processing Index over the same period (assuming the investment of $100 in the Common Stock, the Nasdaq US Index and the Nasdaq Computer and Data Processing Index on September 26, 1996, and the reinvestment of all dividends).

                            CUMULATIVE TOTAL RETURN

                                                                                           NASDAQ
                                                                                          COMPUTER
                                                       ABACUS                             AND DATA
               MEASUREMENT PERIOD                      DIRECT          NASDAQ US         PROCESSING
             (FISCAL YEAR COVERED)                  CORPORATION          INDEX             INDEX
9/26/96                                                        100               100               100
12/31/96                                                       134               105               104
12/31/97                                                       293               129               127
12/31/98                                                       325               180               228

                           COMMITTEES; BOARD MEETINGS

     The Company has an Audit Committee composed of Messrs. White, Kenny and Lee. During the fiscal year ended December 31, 1998, the Audit Committee met on one occasion for the purpose of (i) approving the selection of the Company's independent auditors; (ii) reviewing the results and scope of the audit; and
(iii) reviewing the Company's internal accounting procedures and controls and recommendations of the Company's auditors.

     The Company has a Compensation Committee composed of Messrs. White, Kenny and Lee. During the fiscal year ended December 31, 1998, the Compensation Committee met on one occasion for the purpose of establishing and reviewing the Company's policies and guidelines with respect to the compensation of executive officers.

     The Board of Directors of the Company held four meetings during the fiscal year ended December 31, 1998. All directors attended all such Board meetings and all Committee meetings of each committee of which he is a member.

     The Company does not have a Nominating Committee.

                            SECTION 16(a) BENEFICIAL
                         OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission and the stock exchange upon which the Company's stock is listed, initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten-percent shareholders are required to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company, during the year ended December 31, 1998, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent (10%) beneficial owners were complied with.

                              CERTAIN TRANSACTIONS

     In connection with the consummation on October 2, 1996 of the IPO, a Securities Purchase Agreement (the "Securities Purchase Agreement") dated November 30, 1990, among the Company, various investors named therein, M. Anthony White and Karl M. Friedman, pursuant to which the Company issued certain of its securities, was terminated. In connection with the termination of the Securities Purchase Agreement, which provided for the grant of certain registration rights, Messrs. White and Friedman (along with the other parties to the Securities Purchase Agreement), were granted two demand registration rights and unlimited piggyback registration rights which rights terminate on the earlier of August 4, 1999 or the date on which there are no registerable securities outstanding.

     The Company entered into an agreement on April 19, 1999 with HNC which provides for the non exclusive license by the Company of certain software of HNC and by HNC of certain proprietary data of the Company. Such agreement provides for an initial term of 3 years, and fees to each licensor equal to 50% of the incremental gross revenue received by a party from the use of the licensed technology but in no event less than the licensors basic fee for such licensed technology. Robert L. North, a director of the Company, serves as President, Chief Executive Officer and a director of HNC. Management believes that such transaction was on terms that were at least as favorable to the Company as would have been available from unrelated parties.

                                   PROPOSAL 2

                   ADOPTION OF THE 1999 STOCK INCENTIVE PLAN

     The 1999 Stock Incentive Plan of the Company (the "1999 Plan") was adopted by the Board of Directors on April 14, 1999 and will become effective on June 4, 1999, subject to approval by the stockholders at the Meeting. The purpose of the 1999 Plan is to attract and retain the best available personnel for positions of substantial responsibility and to provide additional incentives to employees, officers, directors, consultants, independent contractors and advisors to promote the growth and success of the Company's business. Plans such as the 1999 Plan have become particularly important for the Company to be able to continue to retain and attract key management and directors because of the competitive nature of the market in which the Company operates. There are only 3,561 shares remaining under the 1996 Plan which are available for grant. As a result, the Board of Directors has adopted resolutions authorizing the establishment of the 1999 Plan. The 1999 Plan is designed to permit the Company to take a deduction under Section 162(m) of the International Revenue Code.

SUMMARY OF THE 1999 STOCK INCENTIVE PLAN

     Administration and Eligibility. The 1999 Plan authorizes the issuance of up to 750,000 shares of Common Stock upon the exercise of stock options or in connection with the issuance of restricted stock and stock bonuses. The 1999 Plan authorizes the granting of (i) stock options, restricted stock and stock bonuses to employees, officers, directors and consultants, independent contractors and advisors of the Company and its subsidiaries and affiliates provided such consultants, independent contractors and advisors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction and (ii) non-discretionary automatic awards of stock options to non employee directors of the Company. The 1999 Plan provides for its administration by either a committee which has two or more outside directors or the Board of Directors (the "Administrator"). In general, the Administrator, in its sole discretion, determines which eligible employees, officers, directors, consultants, independent contractors and advisors of the Company, its subsidiaries and its affiliates may participate in the 1999 Plan and the type, extent and terms of the equity-based awards to be granted to them.

     The 1999 Plan provides for the grant of both ISOs that qualify under
Section 422 of the Code, and NQSOs. ISOs may be granted only to employees of the Company or of a parent or subsidiary of the Company. NQSOs (and all other Awards other than ISOs) may be granted to employees, officers, directors and consultants, independent contractors and advisors that render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. The exercise price of ISOs must be at least equal to the fair market value of the Company's Common Stock on the date of grant. (The exercise price of ISOs granted to 10% stockholders must be at least equal to 110% of that value.) The exercise price of NQSOs must be at least equal to 85% of the fair market value of the Company's Common Stock on the date of grant. The maximum term of options granted under the 1999 Plan is ten years. Awards granted under the 1999 Plan may not be transferred in any manner other than by will or by the laws of descent and distribution and may be exercised during the lifetime of the optionee only by the optionee (unless otherwise determined by the Administrator and set forth in the award agreement with respect to awards that are not ISOs). Options granted under the 1999 Plan generally expire three months after the termination of the optionee's service to the Company or a parent, subsidiary or affiliate of the Company, except in the case of death or disability, in which case the options generally may be exercised up to 12 months following the date of death or termination of service. Options will generally terminate immediately upon termination for cause. In the event of the Company's dissolution or liquidation or a "change in control" transaction, outstanding awards may be assumed or substituted by the successor corporation (if any). In the discretion of the Administrator the vesting of such awards may accelerate upon such transaction.

     Restricted Stock. The Administrator may make grants of restricted stock for cash or other consideration, as the Administrator determines. The number of shares of Common Stock granted to each grantee will be determined by the Administrator. Grants of restricted stock will be made subject to such restrictions and conditions as the Administrator may determine in its sole discretion, including periods of restriction on transferability during which time the grant may be required to be deposited with an escrow agent, if the Administrator so determines.

     Stock Bonuses. A stock bonus is an award of shares (which may consist of Restricted Stock) for services rendered to the Company or any subsidiary of the Company for past or future services. Stock bonuses and the criterion they are based upon will be determined by the Administrator.

     Formula Awards. The 1999 Plan provides for the automatic grant to each of the Company's non-employee directors of options, which have a ten (10) year term to purchase (i) 8,000 shares of Common Stock on the date of the Company's annual meeting of stockholders, 4,000 of which become exercisable on the six month anniversary of the date of grant and 4,000 of which become exercisable in four equal annual installments commencing the first anniversary of the date of grant, and (ii) 4,000 shares of Common Stock simultaneously with the commencement of service as a director, which become exercisable in four equal annual installments commencing the first anniversary of the date of grant. The options have an exercise price equal to the fair market value of the Common Stock on the date of grant. Options granted to non-employee directors do not qualify as ISOs within the meaning of 422A of the Code.

     Amendment. The Board has the right to amend, suspend or terminate the 1999 Plan at any time, provided, however, that no amendment or change in the 1999 Plan that requires stockholder approval will be effective without such approval.

     Certain Tax Consequences. No taxable income is realized by an optionee upon the grant or exercise of an ISO. If Common Stock is issued to an optionee pursuant to the exercise of an ISO, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant or within one year after the transfer of such shares to such optionee, then (i) upon sale of such shares, any amount realized in excess of the option price will be taxed to such optionee as a long-term capital gain and any loss sustained will be a long-term capital loss, and (ii) no deduction will be allowed to the optionee's employer for Federal income tax purposes. If Common Stock acquired upon the exercise of an ISO is disposed of prior to the expiration of either holding period described above, generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at exercise (or, if less, the amount realized on the disposition of such shares) over the option price paid for such shares, and (ii) the optionee's employer will be entitled to deduct such amount for Federal income tax purposes if the amount represents an ordinary and necessary business expense. Any further gain (or loss) realized by the optionee upon the sale of the Common Stock will be taxed as short-term or long-term capital gain (or loss), depending on how long the shares have been held, and will not result in any deduction by the employer. Subject to certain exceptions for disability or death, if an ISO is exercised more than three months following termination of employment, the exercise of the option will generally be taxed as the exercise of a non-ISO. For purposes of determining whether an optionee is subject to any alternative minimum tax liability, an optionee who exercises an ISO generally would be required to increase his or her alternative minimum taxable income, and compute the tax basis in the stock so acquired, in the same manner as if the optionee had exercised a non-ISO. Each optionee is potentially subject to the alternative minimum tax. In substance, a taxpayer is required to pay the higher of his/her alternative minimum tax liability or his/her "regular" income tax liability. As a result, a taxpayer has to determine his/her potential liability under the alternative minimum tax.

     With respect to non-ISOs (i) no income is realized by the optionee at the time the option is granted; (ii) generally, at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares, if unrestricted, on the date of exercise, and the optionee's employer is generally entitled to a tax deduction in the same amount subject to applicable tax withholding requirements; and (iii) at sale, appreciation (or depreciation) after the date of exercise is treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held. Individuals subject to Section 16(b) of the Exchange Act will recognize ordinary income at the time of exercise of a non-ISO as noted above, provided at least six months have elapsed from the date of grant to the date of exercise. In the event that less than six months have elapsed, such individual will recognize ordinary income at the time such six month period elapses in an amount equal to the excess of the fair market value of the shares on such date over the exercise price.

     The granting of an award of restricted stock does not result in taxable income to the recipient unless the recipient elects to report the award as taxable income under Section 83(b) of the Code. Absent such an election, the value of the award is considered taxable income once it is vested and distributed. Dividends are paid concurrent with, and in an amount equal to, ordinary dividends and are taxable as paid. If a Section 83(b) election is made, the recipient recognizes ordinary income in the amount of the total value on the date of grant and the Company receives a corresponding tax deduction. Any gain or loss subsequently experienced will be a capital gain or loss to the recipient and the Company does not receive an additional tax deduction.

     Optionees are strongly advised to consult with their individual tax advisers to determine their personal tax consequences resulting from the grant and/or exercise of options or stock bonuses or the issuance and sale of restricted stock under the 1999 Plan. The foregoing summary of the 1999 Plan is qualified by reference to the 1999 Plan which is printed in its entirety as Exhibit A hereto.

     THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF THE RATIFICATION AND APPROVAL OF THE ADOPTION OF THE 1999 PLAN.

                                   PROPOSAL 3

                   RATIFICATION OF APPOINTMENT OF INDEPENDENT
                          CERTIFIED PUBLIC ACCOUNTANTS

     The firm of PricewaterhouseCoopers LLP has audited the financial statements of the Company for each of the four fiscal years ended December 31, 1998. The Board of Directors desires to continue the services of PricewaterhouseCoopers LLP for the current fiscal year ending December 31, 1999. Accordingly, the Board of Directors will recommend to the Meeting that the stockholders ratify the appointment by the Board of Directors of the firm of PricewaterhouseCoopers LLP to audit the financial statements of the Company for the current fiscal year. Representatives of that firm are expected to be present at the Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions. In the event the stockholders do not ratify the appointment of PricewaterhouseCoopers LLP, the appointment will be reconsidered by the Audit Committee and the Board of Directors.

     THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP.

                                 MISCELLANEOUS

ANNUAL REPORT

     The Company's Annual Report for the fiscal year ended December 31, 1998 is being mailed to stockholders contemporaneously with this Proxy Statement.

FORM 10-K

     UPON THE WRITTEN REQUEST OF A RECORD HOLDER OR BENEFICIAL OWNER OF COMMON STOCK ENTITLED TO VOTE AT THE MEETING, THE COMPANY WILL PROVIDE WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-K FILED WITH THE COMMISSION FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998. REQUESTS SHOULD BE MAILED TO CORPORATE SECRETARY, ABACUS DIRECT CORPORATION, 11101 W. 120TH AVENUE, BROOMFIELD, COLORADO 80021.

COST OF SOLICITATION

     The cost of soliciting proxies has been or will be paid by the Company. In addition to solicitation by mail, arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to send proxy material to beneficial owners, and the Company will, upon request, reimburse them for their reasonable expenses in doing so. To the extent necessary in order to assure sufficient representation, officers and regular employees of the Company and a commercial proxy solicitation firm may be engaged to assist in the solicitation of proxies. Whether either measure will be necessary depends entirely upon how promptly proxies are received. No outside proxy solicitation firm has been selected or employed by the Company in respect of the Meeting as of the date of this Proxy Statement, and the Company is unable to estimate the costs to it of any such services.

PROPOSALS OF SECURITY HOLDERS

     Proposals of security holders to be presented at the annual meeting of stockholders to be held in the year 2000 must be received by the Company for inclusion in the Company's Proxy Statement and form of proxy relating to that meeting no later than December 9, 1999.

     Stockholders are urged to send in their proxies without delay.

                                            Carlos E. Sala,
                                            Secretary

Dated: April 30, 1999

                                                                       EXHIBIT A

                           ABACUS DIRECT CORPORATION

                           1999 STOCK INCENTIVE PLAN

     1. PURPOSE. The purpose of the Abacus Direct Corporation 1999 Stock Incentive Plan (the "Plan") is to provide a means through which the Company and its Subsidiaries and Affiliates may attract able persons to enter and remain in the employ of the Company and its Subsidiaries and Affiliates and to provide a means whereby eligible persons can acquire and maintain Common Stock ownership, or be paid incentive compensation measured by reference to the value of Common Stock, thereby strengthening their commitment to the welfare of the Company and its Subsidiaries and Affiliates and promoting an identity of interest between stockholders and these eligible persons.

     So that the appropriate incentive can be provided, the Plan provides for granting Incentive Stock Options, Nonqualified Stock Options, Restricted Stock Awards and Stock Bonuses, or any combination of the foregoing. Capitalized terms not defined in the text are defined in Section 25.

     2. SHARES SUBJECT TO THE PLAN. Subject to Section 18, the total number of Shares reserved and available for grant and issuance pursuant to this Plan will be 750,000 Shares plus Shares that are subject to: (a) issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option; (b) an Award granted hereunder but are forfeited or are repurchased by the Company at the original issue price; and (c) an Award that otherwise terminates without Shares being issued. At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Options granted under this Plan and all other outstanding but unvested Awards granted under this Plan.

     3. ELIGIBILITY. ISOs (as defined in Section 5 below) may be granted only to employees (including officers and directors who are also employees) of the Company or of a Parent or Subsidiary of the Company. All other Awards may be granted to employees, officers, directors, consultants, independent contractors and advisors of the Company or any Parent, Affiliate or Subsidiary of the Company; provided such consultants, contractors and advisors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction.

     4. ADMINISTRATION.

          4.1 Committee Authority. This Plan will be administered by the Committee or by the Board. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan. Without limitation, the Committee will have the authority to:

             (1) select persons to receive Awards;

             (2) determine the nature, extent, form and terms of Awards and the number of Shares or other consideration subject to Awards;

             (3) determine the vesting, exercisability and payment of Awards;

             (4) correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;

             (5) determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent or Subsidiary of the Company;

             (6) prescribe, amend and rescind rules and regulations relating to this Plan or any Award;

             (7) construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

             (8) grant waivers of Plan or Award conditions;

             (9) determine whether an Award has been earned; and

             (10) make all other determinations necessary or advisable for the administration of this Plan.

     The Committee shall have the authority, subject to the provisions of the Plan, to establish, adopt, or revise such rules and regulations and to make all such determinations relating to the Plan as it may deem necessary or advisable for the administration of the Plan. The Committee's interpretation of the Plan or any documents evidencing Awards granted pursuant thereto and all decisions and determinations by the Committee with respect to the Plan shall be final, binding, and conclusive on all parties unless otherwise determined by the Board.

          4.2 Committee Discretion. Any determination made by the Committee with respect to any Award will be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of this Plan or Award, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any Award under this Plan.

     5. OPTIONS. The Committee may grant Options to eligible persons and will determine whether such Options will be intended to be Incentive Stock Options within the meaning of the Code ("ISO") or Nonqualified Stock Options ("NQSOS"), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

          5.1 Form of Option Grant. Each Option granted under this Plan will be evidenced by an Award Agreement ("Stock Option Agreement"), which will expressly identify the Option as an ISO or an NQSO, and will be in such form and contain such provisions (which need not be the same for each Participant) as the Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.

          5.2 Exercise Period. Options may be exercisable within the times or upon the events determined by the Committee as set forth in the Stock Option Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company ("Ten Percent Stockholder") will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.

          5.3 Exercise Price.The Exercise Price of an Option will be determined by the Committee when the Option is granted and may be not less than 85% of the Fair Market Value of the Shares on the date of grant; provided that:
     (i) the Exercise Price of an ISO will be not less than 100% of the Fair Market Value of the Shares on the date of grant; and (ii) the Exercise Price of any ISO granted to a Ten Percent Stockholder will not be less than 110% of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 8 of this Plan.

          5.4 Date of Grant. The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, unless otherwise specified by the Committee. The Stock Option Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

          5.5 Method of Exercise. Options may be exercised only by delivery to the Company of a written stock option exercise agreement (the "Exercise Agreement") in a form approved by the Committee (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding Participant's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased.

          5.6 Termination. Notwithstanding the exercise periods set forth in the Stock Option Agreement, exercise of an Option will always be subject to the following:

             (a) If the Participant is Terminated for any reason except death or
                 Disability, then the Participant may exercise such Participant's Options only to the extent that such Options would have been exercisable upon the Termination Date no later than three (3) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be an
                 NQSO), but in any event, no later than the expiration date of the Options.

             (b) If the Participant is Terminated because of Participant's death or Disability (or the Participant dies within three (3) months after a Termination other than for Cause or because of Participant's Disability), then Participant's Options may be exercised only to the extent that such Options would have been exercisable by Participant on the Termination Date and must be exercised by Participant (or Participant's legal representative or authorized assignee) no later than twelve (12) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any such exercise beyond (a) three (3) months after the Termination Date when the Termination is for any reason other than the Participant's death or Disability, or (b) twelve (12) months after the Termination Date when the Termination is for Participant's death or Disability, deemed to be an NQSO), but in any event no later than the expiration date of the Options.

             (c) Notwithstanding the provisions in paragraph 5.6(a) above, if a
                 Participant is terminated for Cause, neither the Participant, the Participant's estate nor such other person who may then hold the Option shall be entitled to exercise any Option with respect to any Shares whatsoever, after termination of service, whether or not after termination of service the Participant may receive payment from the Company or Subsidiary for vacation pay, for services rendered prior to termination, for services rendered for the day on which termination occurs, for salary in lieu of notice, or for any other benefits. In making such determination, the Board shall give the Participant an opportunity to present to the Board evidence on his behalf. For the purpose of this paragraph, termination of service shall be deemed to occur on the date when the Company dispatches notice or advice to the Participant that his service is terminated.

          5.7 Limitations on ISO. The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISO are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company, Parent or Subsidiary of the Company) will not exceed $100,000. If the Fair Market Value of Shares on the date of grant with respect to which ISO are exercisable for the first time by a Participant during any calendar year exceeds $100,000, then the Options for the first $100,000 worth of Shares to become exercisable in such calendar year will be ISO and the Options for the amount in excess of $100,000 that become exercisable in that calendar year will be NQSOs. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date of this Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISO, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

          5.8 Modification, Extension or Renewal. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant's rights under any

     Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code. The Committee may reduce the Exercise Price of outstanding Options without the consent of Participants affected by a written notice to them; provided, however, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under
     Section 5.3 of this Plan for Options granted on the date the action is taken to reduce the Exercise Price.

          5.9 Limitations on Exercise. The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which it is then exercisable.

          5.10 No Disqualification. Notwithstanding any other provision in this Plan, no term of this Plan relating to ISO will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under Section 422 of the Code.

     6. RESTRICTED STOCK. A Restricted Stock Award is an offer by the Company to sell to an eligible person Shares that are subject to restrictions. The Committee will determine to whom an offer will be made, the number of Shares the person may purchase, the price to be paid (the "Purchase Price"), the restrictions to which the Shares will be subject, and all other terms and conditions of the Restricted Stock Award, subject to the following:

          6.1 Form of Restricted Stock Award. All purchases under a Restricted Stock Award made pursuant to this Plan will be evidenced by an Award Agreement ("Restricted Stock Purchase Agreement") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. The offer of Restricted Stock will be accepted by the Participant's execution and delivery of the Restricted Stock Purchase Agreement and full payment for the Shares to the Company within thirty (30) days from the date the Restricted Stock Purchase Agreement is delivered to the person. If such person does not execute and deliver the Restricted Stock Purchase Agreement along with full payment for the Shares to the Company within thirty (30) days, then the offer will terminate, unless otherwise Determined by the Committee.

          6.2 Purchase Price. The Purchase Price of Shares sold pursuant to a Restricted Stock Award will be determined by the Committee on the date the Restricted Stock Award is granted, except in the case of a sale to a Ten Percent Stockholder, in which case the Purchase Price will be 100% of the Fair Market Value. Payment of the Purchase Price may be made in accordance with Section 8 of this Plan.

          6.3 Terms of Restricted Stock Awards. Restricted Stock Awards shall be subject to such restrictions as the Committee may impose. These restrictions may be based upon completion of a specified number of years of service with the Company or upon completion of the performance goals as set out in advance in the Participant's individual Restricted Stock Purchase Agreement. Restricted Stock Awards may vary from Participant to Participant and between groups of Participants. Prior to the grant of a Restricted Stock Award, the Committee shall: (a) determine the nature, length and starting date of any Performance Period for the Restricted Stock Award; (b) select from among the Performance Factors to be used to measure performance goals, if any; and (c) determine the number of Shares that may be awarded to the Participant. Prior to the payment of any Restricted Stock Award, the Committee shall determine the extent to which such Restricted Stock Award has been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Restricted Stock Awards that are subject to different Performance Periods and having different performance goals and other criteria.

          6.4 Stock Restrictions. Each certificate representing Restricted Stock awarded under the Plan shall bear the following legend until the lapse of all restrictions with respect to such Stock:

             "Transfer of this certificate and the shares represented hereby is restricted pursuant to the terms of a Restricted Stock Agreement, dated
        as of                , between Abacus Direct Corporation and
                       . A copy of such Agreement is on file at the Principal executive offices of the Company."

          Stop transfer orders shall be entered with the Company's transfer agent and registrar against the transfer of legended securities.

          6.5 Termination During Performance Period. If a Participant is Terminated during a Performance Period for any reason, then such Participant will be entitled to payment (whether in Shares, cash or otherwise) with respect to the Restricted Stock Award only to the extent earned as of the date of Termination in accordance with the Restricted Stock Purchase Agreement, unless the Committee will determine otherwise.

     7. STOCK BONUSES.

          7.1 Awards of Stock Bonuses. A Stock Bonus is an award of Shares (which may consist of Restricted Stock) for services rendered to the Company or any Parent or Subsidiary of the Company. A Stock Bonus may be awarded for past services already rendered to the Company, or any Parent or Subsidiary of the Company pursuant to an Award Agreement (the "Stock Bonus Agreement") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. A Stock Bonus may be awarded upon satisfaction of such performance goals as are set out in advance in the Participant's individual Award Agreement (the "Performance Stock Bonus Agreement") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. Stock Bonuses may vary from Participant to Participant and between groups of Participants, and may be based upon the achievement of the Company, Parent or Subsidiary and/or individual performance factors or upon such other criteria as the Committee may determine.

          7.2 Terms of Stock Bonuses. The Committee will determine the number of Shares to be awarded to the Participant. If the Stock Bonus is being earned upon the satisfaction of performance goals pursuant to a Performance Stock Bonus Agreement, then the Committee will: (a) determine the nature, length and starting date of any Performance Period for each Stock Bonus;
     (b) select from among the Performance Factors to be used to measure the performance, if any; and (c) determine the number of Shares that may be awarded to the Participant. Prior to the payment of any Stock Bonus, the Committee shall determine the extent to which such Stock Bonuses have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Stock Bonuses that are subject to different Performance Periods and different performance goals and other criteria. The number of Shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Committee. The Committee may adjust the performance goals applicable to the Stock Bonuses to take into account changes in law and accounting or tax rules and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships.

          7.3 Form of Payment. The earned portion of a Stock Bonus may be paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Committee may determine. Payment may be made in the form of cash or whole Shares or a combination thereof, either in a lump sum payment or in installments, all as the Committee will determine.

     8. PAYMENT FOR SHARE PURCHASES.

          8.1 Payment. Payment for Shares purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant by the Committee and where permitted by law:

             (a) by cancellation of indebtedness of the Company to the
                 Participant;

             (b) by surrender of shares that either: (1) have been owned by
                 Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by Participant in the public market;

             (c) by tender of a full recourse promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code; provided, however, that Participants who are not employees or directors of the Company will not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares;

             (d) by waiver of compensation due or accrued to the Participant for services rendered;

             (e) with respect only to purchases upon exercise of an Option, and provided that a public market for the Company's stock exists:

                i. through a "same day sale" commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

                ii. through a "margin" commitment from the Participant and a
                    NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

             (f) by any combination of the foregoing.

          8.2 Loan Guarantees. The Committee may help the Participant pay for Shares purchased under this Plan by authorizing a guarantee by the Company of a third-party loan to the Participant.

     9. WITHHOLDING TAXES.

          9.1 Withholding Generally. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under this Plan, payments in satisfaction of Awards are to be made in cash, such payment will be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

          9.2 Stock Withholding. When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may in its sole discretion allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose will be made in accordance with the requirements established by the Committee and be in writing in a form acceptable to the Committee.

     10. PRIVILEGES OF STOCK OWNERSHIP. No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant's Purchase Price or Exercise Price pursuant to Section 12.

     11. TRANSFERABILITY. Awards granted under this Plan, and any interest therein, will not be transferable or assignable by Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or as determined by the Committee and set forth in the Award Agreement with respect to Awards that are not ISOs. During the lifetime of the Participant an Award will be exercisable only by the Participant, and any elections with respect to an Award may be made only by the Participant unless otherwise determined by the Committee and set forth in the Award Agreement with respect to Awards that are not ISOs.

     12. RESTRICTIONS ON SHARES. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Award Agreement a right to repurchase a portion of or all Unvested Shares held by a Participant following such Participant's Termination at any time within ninety (90) days after the later of Participant's Termination Date and the date Participant purchases Shares under this Plan, for cash and/or cancellation of purchase money indebtedness, at the Participant's Exercise Price or Purchase Price, as the case may be.

     13. CERTIFICATES. All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

     14. ESCROW; PLEDGE OF SHARES. To enforce any restrictions on a Participant's Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant's obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant's Shares or other collateral. In connection with any pledge of the Shares, Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

     15. EXCHANGE AND BUYOUT OF AWARDS. The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Committee may at any time buy from a Participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Committee and the Participant may agree.

     16. SECURITIES LAW AND OTHER REGULATORY COMPLIANCE. An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

     17. NO OBLIGATION TO EMPLOY. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent or Subsidiary of the Company or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Participant's employment or other relationship at any time, with or without cause.

     18. CORPORATE TRANSACTIONS.

          18.1 Assumption or Replacement of Awards by Successor. In the event of (a) a dissolution or liquidation of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Awards granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all Participants), (c) a merger in which the Company is the surviving corporation but after which the stockholders of the Company immediately prior to such merger (other than any stockholder that merges, or which owns or controls another corporation that merges, with the Company in such merger) cease to own their shares or other equity interest in the Company, (d) the sale of substantially all of the assets of the Company, or (e) the acquisition, sale, or transfer of more than 50% of the outstanding shares of the Company by tender offer or similar transaction, any or all outstanding Awards may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant. In the event such successor corporation (if any) refuses to assume or substitute Awards, as provided above, pursuant to a transaction described in this Subsection 18.1, such Awards will expire on such transaction at such time and on such conditions as the Committee will determine. Notwithstanding anything in this Plan to the contrary, the Committee may, in its sole discretion, provide that the vesting of any or all Awards granted pursuant to this Plan will accelerate upon a transaction described in this Section 18 or otherwise. If the Committee exercises such discretion with respect to Options, such Options will become exercisable in full prior to the consummation of such event at such time and on such conditions as the Committee determines, and if such Options are not exercised prior to the consummation of the corporate transaction, they shall terminate at such time as determined by the Committee.

          18.2 Other Treatment of Awards. Subject to any greater rights granted to Participants under the foregoing provisions of this Section 18, in the event of the occurrence of any transaction described in Section 18.1, any outstanding Awards will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, or sale of assets.

          18.3 Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either; (a) granting an Award under this Plan in substitution of such other company's award; or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the exercise price and the number and nature of Shares issuable upon exercise of any such option will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

          18.4 Adjustment of Shares. In the event that the number of outstanding shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (a) the number of Shares reserved for issuance under this Plan, (b) the Exercise Prices of and number of Shares subject to outstanding Options, and (c) the number of Shares subject to other outstanding Awards will be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a Share will not be issued but will either be replaced by a cash payment equal to the Fair Market Value of such fraction of a Share or will be rounded up to the nearest whole Share, as determined by the Committee.

     19. AUTOMATIC GRANTS OF STOCK OPTIONS TO DIRECTORS. An Outside Director shall be automatically granted a NQSO to purchase 4,000 shares of Common Stock (the "Initial Option") upon the date the Outside Director begins service as a non-employee director on the Board (even if previously an employee director). Thereafter, for the remainder of the term of the Plan and provided he remains a Outside Director of the Company, on the date of each of the Company's Annual Meeting of Stockholders, each Outside Director shall be automatically granted without further action by the Board or the Committee a NQSO to purchase 8,000 shares of Stock. All such Options granted to Outside Directors shall hereinafter be referred to as Director Stock Options.

          19.1 Option Price; Term. All Director Stock Options shall have an Exercise Price per share equal to the Fair Market Value of a share of Common Stock on the Date of Grant. The Initial Option and 4,000 shares of each Annual Option shall vest and become exercisable over a period of four years at the rate of 25% of each grant annually on each of the four consecutive anniversaries of the date of grant directly following the date of grant provided the Outside Director's services as a director continue through each such anniversary. The remaining 4,000 shares of each such Annual Option shall vest and become exercisable six months following the date of grant provided the Outside Director's services as a director continue through such time. The term of each Director Stock Option ("Term"), after which each such Option shall expire, shall be ten years from the date of Grant.

          19.2 Expiration. If prior to the expiration of the Term of a Director Stock Option the Outside Director shall cease to be a member of the Board for any reason other than his death, the Director Stock Option shall expire on the earlier of the expiration of the Term or the date that is three months after the date of such cessation. If prior to the expiration of the Term of a Director Stock Option, an Outside Director shall cease to be a member of the Board by reason of his death, the Director Stock Option shall expire on the earlier of the expiration of the Term or the date that is one year after the date of such cessation. In the event a Outside Director ceases to be a member of the Board for any reason, any unexpired Director Stock Options shall thereafter be exercisable until their expiration only to the extent that such Director Stock Options were exercisable at the time of such cessation.

          19.3 Director Stock Option Agreement. Each Director Stock Option shall be evidenced by an Award Agreement, which shall contain such provisions as may be determined by the Committee;

     provided, however, that such provisions shall not be inconsistent with the provisions of Rule 16b-3 pursuant to the Exchange Act.

          19.4 Nontransferability; Exclusive Grant. Subject to the terms hereof, Outside Director Options shall not be transferable except by will or the laws of descent and distribution and shall be exercisable during the Non-Employee Director's lifetime only by him. Outside Directors are eligible to receive Awards under this Plan in addition to (and not in lieu of) any Awards pursuant to this Section 19.

     20. ADOPTION AND STOCKHOLDER APPROVAL. This Plan will become effective on the date that this Plan is approved by the stockholders of the Company Plan), consistent with applicable laws (the "Effective Date").

     21. TERM OF PLAN. Unless earlier terminated as provided herein, this Plan will terminate ten (10) years from the date this Plan is adopted by the Board or, if earlier, the date of stockholder approval.

     22. AMENDMENT OR TERMINATION OF PLAN. The Board may at any time terminate or amend this Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, without the approval of the stockholders of the Company, amend this Plan in any manner that requires such stockholder approval.

     23. EFFECT OF SECTION 162(M) OF THE CODE. The Plan, and all Awards issued thereunder, are intended to be exempt from the application of Section 162(m) of the Code, which restricts under certain circumstances the Federal income tax deduction for compensation paid by a public company to named executives in excess of $1 million per year. The exemption is based on Treasury Regulation
Section 1.162-27(f) as in effect on the effective date of the Plan, with the understanding that such regulation generally exempts from the application of
Section 162(m) of the Code compensation paid pursuant to a plan that existed before a company becomes publicly held. The Committee may, without stockholder approval (unless otherwise required to comply with Rule 16b-3 under the Exchange
Act), amend the Plan retroactively and/or prospectively to the extent it determines necessary in order to comply with any subsequent clarification of
Section 162(m) of the Code required to preserve the Company's Federal income tax deduction for compensation paid pursuant to the Plan. To the extent that the Committee determines as of the Date of Grant of an Award that (i) the Award is intended to comply with Section 162(m) of the Code and (ii) the exemption described above is no longer available with respect to such Award, such Award shall not be effective until any stockholder approval required under Section 162(m) of the Code has been obtained.

     24. GENERAL.

          24.1 Additional Provisions of an Award. Awards under the Plan also may be subject to such other provisions (whether or not applicable to the benefit awarded to any other Participant) as the Committee determines appropriate including, without limitation, provisions to assist the Participant in financing the purchase of Stock upon the exercise of Options, provisions for the forfeiture of or restrictions on resale or other disposition of shares of Stock acquired under any Award, provisions giving the Company the right to repurchase shares of Stock acquired under any Award in the event the Participant elects to dispose of such shares, and provisions to comply with Federal and state securities laws and Federal and state tax withholding requirements. Any such provisions shall be reflected in the applicable Award agreement.

          24.2. Claim to Awards and Employment Rights. No employee or other person shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company, a Subsidiary or an Affiliate.

          24.3. Designation and Change of Beneficiary. Each Participant shall file with the Committee a written designation of one or more persons as the beneficiary who shall be entitled to receive the amounts payable with respect to an Award of Restricted Stock, if any, due under the Plan upon his death. A Participant may, from time to time, revoke or change his beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant's death, and in no event shall it be effective as of a date prior to such receipt. If no beneficiary designation is filed by the Participant, the beneficiary shall be deemed to be his or her spouse or, if the Participant is unmarried at the time of death, his or her estate.

          24.4. Payments to Persons Other Than Participants. If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

          24.5. No Liability of Committee Members. No member of the Committee shall be personally liable by reason of any contract or other instrument executed by such member or on his behalf in his capacity as a member of the Committee nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and each other employee, officer or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan unless arising out of such person's own fraud or willful bad faith; provided, however, that approval of the Board shall be required for the payment of any amount in settlement of a claim against any such person. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or By-Laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

          24.6. Governing law. The Plan and all agreements hereunder shall be governed by and construed in accordance with the internal laws of the State of Delaware without regard to the principles of conflicts of law thereof.

          24.7. Funding. No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law.

          24.8. Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in relying, acting or failing to act, and shall not be liable for having so relied, acted or failed to act in good faith, upon any report made by the independent public accountant of the Company and its Subsidiaries and Affiliates and upon any other information furnished in connection with the Plan by any person or persons other than himself.

          24.9. Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company or any Subsidiary except as otherwise specifically provided in such other plan.

          24.10. Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries and Affiliates.

          24.11. Pronouns. Masculine pronouns and other words of masculine gender shall refer to both men and women.

          24.12. Titles and Headings. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control.

          24.13. Termination of Employment. For all purposes herein, a person who transfers from employment or service with the Company to employment or service with a Subsidiary or Affiliate or vice versa shall not be deemed to have terminated employment or service with the Company, a Subsidiary or Affiliate.

          24.14. Nonexclusivity of The Plan. Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

     25. DEFINITIONS. As used in this Plan, the following terms will have the following meanings:

          "Affiliate" means any affiliate of the Company within the meaning of 17 CFR ss. 230.405.

          "Award" means any award under this Plan, including any Option, Restricted Stock or Stock Bonus.

          "Award Agreement" means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

          "Board" means the Board of Directors of the Company.

          "Cause" means the Company, a Subsidiary or Affiliate having cause to terminate a Participant's employment or service under any existing employment, consulting or any other agreement between the Participant and the Company or a Subsidiary or Affiliate or, in the absence of such an employment, consulting or other agreement, upon (i) the determination by the Committee that the Participant has ceased to perform his duties to the Company, a Subsidiary or Affiliate (other than as a result of his incapacity due to physical or mental illness or injury), which failure amounts to an intentional and extended neglect of his duties to such party,
     (ii) the Committee's determination that the Participant has engaged or is about to engage in conduct materially injurious to the Company, a Subsidiary or Affiliate or (iii) the Participant having been convicted of a felony.

          "Code" means the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations under such section.

          "Committee" means the Stock Option Committee or such other committee appointed by the Board which has two or more Outside Directors or the Board.

          "Company" means Abacus Direct Corporation or any successor corporation.

          "Disability" means a disability, whether temporary or permanent, partial or total, as determined by the Committee.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          "Exercise Price" means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

          "Fair Market Value" means, as of any date, the value of a share of the Company's Common Stock determined as follows:

             (a) if such Common Stock is then quoted on the NASDAQ National
                 Market, its closing price on the NASDAQ National Market on the date of determination as reported in The Wall Street Journal;

             (b) if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal;

             (c) if such Common Stock is publicly traded but is not quoted on the NASDAQ National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal;

             (d) if none of the foregoing is applicable, by the Committee in good faith.

          "Insider" means an officer or director of the Company or any other person whose transactions in the Company's Common Stock are subject to
     Section 16 of the Exchange Act.

          "Option" means an award of an option to purchase Shares pursuant to
     Section 5.

          "Outside Director" means a person who is (i) a "nonemployee director" within the meaning of Rule 16b-3 under the Exchange Act, or any successor rule or regulation and (ii) an "outside director" within the meaning of
     Section 162(m) of the Code.

          "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          "Participant" means a person who receives an Award under this Plan.

          "Performance Factors" means the factors selected by the Committee from among the following measures to determine whether the performance goals established by the Committee and applicable to Awards have been satisfied:

             (a) Net revenue and/or net revenue growth;

             (b) Earnings before income taxes and amortization and/or earnings before income taxes and amortization growth;

             (c) Operating income and/or operating income growth;

             (d) Net income and/or net income growth;

             (e) Earnings per share and/or earnings per share growth;

             (f) Total stockholder return and/or total stockholder return growth;

             (g) Return on equity;

             (h) Operating cash flow return on income;

             (i) Adjusted operating cash flow return on income;

             (j) Economic value added; and

             (k) Individual confidential business objectives.

          "Performance Period" means the period of service determined by the Committee, not to exceed five years, during which years of service or performance is to be measured for Restricted Stock Awards or Stock Bonuses.

          "Plan" means this Abacus Direct Corporation 1999 Stock Incentive Plan, as amended from time to time.

          "Restricted Stock Award" means an award of Shares pursuant to Section
     6.

          "SEC" means the Securities and Exchange Commission.

          "Securities Act" means the Securities Act of 1933, as amended.

          "Shares" means shares of the Company's Common Stock reserved for issuance under this Plan, as adjusted pursuant to Sections 2 and 18, and any successor security.

          "Stock Bonus" means an award of Shares, or cash in lieu of Shares, pursuant to Section 7.

          "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          "Termination" or "Terminated" means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor, or advisor to the Company or a Parent or Subsidiary of the Company. An employee will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Committee, provided, that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing. In the case of any employee on an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Award while on leave from the employ of the Company or a Subsidiary as it may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Option agreement. The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the "Termination Date").

          "Unvested Shares" means "Unvested Shares" as defined in the Award Agreement.

          "Vested Shares" means "Vested Shares" as defined in the Award
     Agreement.

     As adopted by the Board of Directors of Abacus Direct Corporation as of April 14, 1999.

                                                 SKU 1564-PS-99

                                  DETACH HERE

                                     PROXY

                                 [ABACUS LOGO]
                           Abacus Direct Corporation

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         PROXY - FOR THE ANNUAL MEETING OF STOCKHOLDERS - JUNE 4, 1999

     The undersigned stockholder of ABACUS DIRECT CORPORATION, revoking any previous proxy for such stock, hereby appoints M. Anthony White and Carlos E. Sala, or either of them, the attorneys and proxies of the undersigned, with full power of substitution, and hereby authorizes them to vote all shares of Common Stock of ABACUS DIRECT CORPORATION which the undersigned is entitled to vote at the Annual Meeting of Stockholders, or any adjournments or postponements thereof, to be held on June 4, 1999 at 9:30 A.M., (EDT) RIHGA Royal Hotel, 151 West 54th Street, New York, New York, on all matters coming before said meeting.

     In the event no contrary instructions are indicated by the undersigned stockholder, the proxies designated hereby are authorized to vote the shares as to which the proxy is given FOR proposals 1, 2 and 3, all of which are set forth on this card, and in the discretion of the proxies on any other matters.

     The Board of Directors Recommends a Vote FOR each of the proposals.

-----------                                                          -----------
SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SEE REVERSE
   SIDE                                                                 SIDE
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
                                  DETACH HERE

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.

    PLEASE MARK BOXES IN BLUE OR BLACK INK.

    1. Election of Five Directors.

       NOMINEES: M. Anthony White, Daniel C. Snyder, Frank Kenny, Antony H. Lee and Robert L. North

                 FOR [ ]            [ ] WITHHELD

       [ ]
          ----------------------------------------------------------------------
          (INSTRUCTION: To withhold authority to vote any individual nominee, write that nominee's name on the line above)

    2. Ratification and approval of the 1999 Stock Incentive Plan.

               FOR [ ]          AGAINST [ ]         ABSTAIN [ ]

    3. Ratification of PricewaterhouseCoopers LLP as Accountants.

               FOR [ ]          AGAINST [ ]         ABSTAIN [ ]

    I plan to attend the annual meeting of stockholders on Friday, June 4, 1999 at The RIHGA Royal Hotel in New York City. [ ]

    MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT [ ]

    Please sign here exactly as your name(s) appear(s) on this proxy. If signing for an estate, trust or corporation, title or capacity should be stated. If shares are held jointly, each holder should sign. If a partnership, sign in partnership name by authorized person.

Signature:                                          Date:
          ----------------------------------------       -----------------------

Signature:                                          Date:
          ----------------------------------------       -----------------------